                                                                    EXHIBIT 99.3

                  MUTUAL RISK MANAGEMENT LTD. AND SUBSIDIARIES
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME

                                                                           Three Months Ended
(In thousands, except share and per share data)                                 March 31,
                                                                          2002             2001
REVENUES
   Fee income                                                         $    29,439      $    31,861
   Premiums earned                                                         15,715           63,436
   Net investment income                                                    2,469            6,405
   Realized capital losses                                               (373,991)            (991)
   Other income                                                                82              383
                                                                      -----------      -----------
Total Revenues                                                           (326,286)         101,094
                                                                      -----------      -----------

EXPENSES
   Losses and loss expenses incurred                                        2,553           43,766
   Acquisition and underwriting expenses                                   12,362           16,581
   Operating expenses                                                      39,987           22,859
   Interest expense                                                         5,245            4,538
   Other expenses                                                              75              962
                                                                      -----------      -----------
Total Expenses                                                             60,222           88,706
                                                                      -----------      -----------

(LOSS) INCOME BEFORE INCOME TAXES,                                       (386,508)          12,388
MINORITY INTEREST AND EXTRAORDINARY LOSS
   Income taxes                                                             4,025              672
                                                                      -----------      -----------

(LOSS) INCOME BEFORE MINORITY INTEREST AND
EXTRAORDINARY LOSS                                                       (390,533)          11,716
   Minority interest                                                         (155)            (253)
                                                                      -----------      -----------

(LOSS) INCOME BEFORE EXTRAORDINARY LOSS                                  (390,688)          11,463
   Extraordinary loss on extinguishment of debt, net of tax                 1,600                -
                                                                      -----------      -----------

NET (LOSS) INCOME                                                        (392,288)          11,463
   Other comprehensive income, net of tax:
  Unrealized (losses) gains on investments, net of                         (9,859)           5,857
                                                                      -----------      -----------
  reclassification adjustment

COMPREHENSIVE (LOSS) INCOME                                           $  (402,147)     $    17,320
                                                                      ===========      ===========
(Loss) EARNINGS PER COMMON SHARE:
   Net income available to Common Shareholders:
   Basic                                                              $     (9.39)     $      0.28
                                                                      ===========      ===========
   Diluted                                                            $     (9.39)     $      0.28
                                                                      ===========      ===========
   Dividends per Common Share                                                   -      $      0.01
                                                                      ===========      ===========
   Weighted average number of Common Shares
   Shares outstanding - basic                                          41,770,484       41,618,331
                                                                      ===========      ===========
   Weighted average number of Common Shares
   Shares outstanding - diluted                                        41,770,484       41,619,826
                                                                      ===========      ===========

      See Accompanying Notes to Unaudited Consolidated Financial Statements

                  MUTUAL RISK MANAGEMENT LTD. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)                                                March 31,           December 31,
                                                                                   2002                  2001
                                                                                (unaudited)            (audited)
ASSETS
   Cash and cash equivalents                                                    $   92,317           $  240,012
   Investments:
   Held as available for sale at fair value
   (Amortized cost $367,361; 2000 - $381,911)                                      105,576              402,177
                                                                                ----------           ----------
TOTAL MARKETABLE INVESTMENTS                                                       197,893              642,189
   Other investments                                                                 8,798               31,250
   Investment income due and accrued                                                   755                6,351
   Accounts receivable                                                             276,808              765,869
   Reinsurance recoverable                                                          61,456            2,560,602
   Deferred expenses                                                                13,220               90,011
   Prepaid reinsurance premiums                                                          -              305,073
DEFERRED TAX BENEFIT                                                                   411                    -
   Other assets                                                                     52,089              122,666
   Assets held in separate accounts                                                850,565              839,072
                                                                                ----------           ----------
TOTAL ASSETS                                                                    $1,461,995           $5,363,083
                                                                                ==========           ==========

LIABILITIES & SHAREHOLDERS' EQUITY
LIABILITIES
   Unpaid losses and loss expenses                                              $  100,095           $2,934,384
   Unearned premiums                                                                13,594              456,792
   Pension fund reserves                                                            29,847               38,843
   Claims deposit liabilities                                                        9,128               20,785
   Accounts payable                                                                223,610              335,817
   Taxes payable                                                                     5,346                1,137
   Loans payable                                                                   154,325              197,874
   Debentures                                                                      115,928              154,627
   Other liabilities                                                               100,057              122,228
   Liabilities related to separate accounts                                        850,565              839,072
                                                                                ----------           ----------
TOTAL LIABILITIES                                                               $1,602,495           $5,101,559
                                                                                ==========           ==========

SHAREHOLDERS' EQUITY
   Common Shares - Authorized 180,000,000 (par value $0.01)
   Issued 41,623,198 (excluding 2,728,816 shares held in treasury)
   (2000 - 41,614,649 excluding 2,728,816 shares held in treasury)                     418                  418
   Additional paid-in capital                                                      121,161              121,161
   Unearned stock grant compensation                                                  (855)                (978)
   Accumulated other comprehensive loss                                             (2,846)               7,013
   Retained earnings                                                              (258,378)             133,910
                                                                                ----------           ----------
TOTAL SHAREHOLDERS' EQUITY                                                        (140,500)             261,524
                                                                                ----------           ----------
   Total Liabilities & Shareholders' Equity                                     $1,461,995           $5,363,083
                                                                                ==========           ==========


      See Accompanying Notes to Unaudited Consolidated Financial Statements

                  MUTUAL RISK MANAGEMENT LTD. AND SUBSIDIARIES
                 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)                                                                              Three Months Ended March 31,
                                                                                              2002                2001
 CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)  income                                                                         $(392,288)           $  11,463
Items not affecting cash:
   Depreciation                                                                                1,308                3,632
   Amortization of investments                                                                  (118)                (177)
   Net loss on sale of investments                                                           373,991                  996
   Reduction on cash  due to Legion Companies deconsolidation                               (156,361)
   Amortization of convertible debentures                                                        187                  178
   Amortization of warrants                                                                      130                    -
   Deferred tax benefit                                                                         (411)                (355)
   Extraordinary loss on extinguishment of debt                                                    -                    -
   Other items                                                                                (7,454)                 466
Net change in non-cash balances relating to operations:
   Accounts receivable                                                                       (44,480)             (32,686)
   Reinsurance recoverable                                                                     1,701              (88,391)
Investment income due and accrued                                                                276                  537
   Deferred expenses                                                                          16,837              (13,704)
   Prepaid reinsurance premiums                                                                    -               (2,243)
   Other assets                                                                                  513                8,077
Unpaid losses and loss expenses                                                                 (167)              86,741
   Prepaid fees                                                                                6,460                    -
   Unearned premium                                                                           (7,734)              23,350
   Accounts payable                                                                           47,303               10,414
   Taxes payable                                                                               1,153                 (231)
   Other liabilities                                                                          15,697               (2,033)
                                                                                           ---------            ---------
NET CASH FLOWS (APPLIED TO) FROM OPERATING ACTIVITIES                                       (143,457)               6,034
                                                                                           ---------            ---------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of investments - available for sale                                    (13,104)              14,283
   Proceeds for maturity of investments - available for sale                                       -                9,208
   Investments purchased - available for sale                                                 (4,612)             (22,499)
   Gain on sale of Hemisphere                                                                107,169                    -
   Acquisitions and other investments                                                           (319)             (12,849)
   Fixed assets purchased                                                                       (952)             (18,415)
   Other items                                                                                    54                  217
                                                                                           ---------            ---------
NET CASH FLOWS FROM (APPLIED TO) INVESTING ACTIVITIES                                         88,236              (30,055)
                                                                                           ---------            ---------

CASH FLOWS FROM FINANCING ACTIVITIES

   Loans (repaid) received                                                                   (49,449)              14,976
   Extinguishment of convertible debentures                                                  (39,016)                   -
   Proceeds from shares issued                                                                     -                   51
   Claims deposit liabilities                                                                    (93)                 (80)
   Pension fund reserves                                                                      (3,500)                (387)
   Dividends paid                                                                               (416)              (2,913)
                                                                                           ---------            ---------
NET CASH FLOWS (APPLIED TO) FROM FINANCING ACTIVITIES                                        (92,474)              11,467
                                                                                           ---------            ---------
Net (Decrease) increase in cash and cash equivalents                                        (147,695)             (12,374)
   Cash and cash equivalents at beginning of period                                          240,012              202,015
                                                                                           ---------            ---------
Cash and cash equivalents at end of period                                                 $  92,317            $ 189,641
                                                                                           =========            =========
Supplemental cash flow information:
   Interest paid                                                                           $   4,360            $   4,469
                                                                                           =========            =========

   Income taxes paid, net                                                                  $       -            $       -
                                                                                           =========            =========

      See Accompanying Notes to Unaudited Consolidated Financial Statements

                  MUTUAL RISK MANAGEMENT LTD. AND SUBSIDIARIES
                 UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN
                              SHAREHOLDERS' EQUITY

   (In thousands, except share data)                                    March 31,     December 31,
                                                                          2002            2001
   Common Shares
   Opening balance                                                     $     418      $     416
   Shares issued                                                               -              2
                                                                       ---------      ---------
   Treasury shares purchased                                                   -              -
                                                                       ---------      ---------
   Closing balance                                                           418            418
                                                                       ---------      ---------

   Additional paid-in capital
   Opening balance                                                       121,161        117,188
   Shares issued                                                               -          1,375
   Warrants issued                                                             -          2,598
                                                                       ---------      ---------
                                                                         121,161        121,161
                                                                       ---------      ---------

   Unearned stock grant compensation
   Opening balance                                                             -              -
   Stock grants awarded                                                     (978)          (978)
   Amortization                                                              123              -
                                                                       ---------      ---------
   Closing balance                                                          (855)          (978)
                                                                       ---------      ---------

   Accumulated other comprehensive loss
   Net unrealized depreciation on investments
   Opening balance                                                         7,013        (10,836)
   Change in period, net of reclassification, net of tax                  (9,859)        17,849
                                                                       ---------      ---------
   Closing balance                                                        (2,846)         7,013
                                                                       ---------      ---------

   Retained earnings
   Opening balance                                                       133,910        244,765
   Net loss                                                             (392,288)      (109,189)
   Common share dividends declared (1)                                         -         (1,666)
                                                                       ---------      ---------
   Closing balance                                                      (258,378)       133,910
                                                                       ---------      ---------

   Total shareholders' equity                                          $(140,500)     $ 261,524
                                                                       =========      =========



      (1) Dividend per share amounts were $0.00 and $0.04 for the quarter ended March 31, 2002 and the year ended December 31, 2001 respectively

          See Accompanying Notes to Unaudited Consolidated Financial Statement

                  MUTUAL RISK MANAGEMENT LTD. AND SUBSIDIARIES
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                 March 31, 2002

1.      INTERIM ACCOUNTING POLICY

     In the opinion of the management of Mutual Risk Management Ltd. ("the Company"), the accompanying unaudited consolidated financial statements include all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial position of the Company and the results of operations and cash flows for the quarters and ended March 31, 2002 and 2001. Although the Company believes that the disclosure in these financial statements is adequate to make the information presented not misleading, certain information and footnote information normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States has been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. Results of operations for the quarter ended March 31, 2002 are not necessarily indicative of what operating results may be for the full year.

2.      FAS 142, "GOODWILL AND OTHER INTANGIBLE ASSETS"

     The Company adopted FAS 142 on January 1, 2002 and ceased amortizing goodwill at that time. All goodwill recognized in the Company's consolidated balance sheet at January 1, 2002 has been assigned to one or more reporting units. Goodwill for each reporting unit will be tested for impairment by June 30, 2002. There has been no impairment to goodwill to date due to the adoption of FAS 142.

2.      COMPREHENSIVE INCOME

     SFAS NO. 130 requires unrealized gains or losses on the Company's available for sale investments, to be included in other comprehensive income.

                                                       Quarter  Ended March 31, 2002         Quarter Ended March 31, 2001
                                                                               Net of                              Net of
(In thousands)                                        Before tax     Tax        tax        Before       Tax         tax
                                                                     ---                                ---
                                                        amount                 amount       tax                    amount
                                                        ------                 ------                              ------
                                                                                           amount
                                                                                           ------
Net unrealized (losses) gains on available
  for sale investments arising during the period       $(9,859)    $     -    $(9,859)    $ 6,583     $     1     $ 6,584
Less: reclassification adjustment for gains
  realized in net income                                    77           -         77        (996)         (1)       (997)
                                                       -------     -------    -------     -------     -------     -------
Other comprehensive (loss) income                      $(9,782)    $     -    $(9,782)    $ 5,587     $     -     $ 5,857
                                                       =======     =======    =======     =======     =======     =======

                  MUTUAL RISK MANAGEMENT LTD. AND SUBSIDIARIES
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

3.   SEGMENT INFORMATION

  The Company has changed its basis of segmentation from that used in its most recent Annual Report on Form 10-K. Management believes the new basis of segmentation most accurately reflects the Company's operating segments under the definition provided by SFAS No. 131.

                                                                          Quarter ended March 31,
Revenue                                                                      2002               2001 (4)
    Insurance Operations                                                $   15,715             $ 63,436
    Corporate Risk Management
               Captive Operations                                            9,253                7,750
               IPC Operations                                                2,740                7,791
    Financial Services                                                      12,844               11,942
    Specialty Brokerage                                                      4,602                4,378
    Net investment income (1)                                             (371,522)               5,414
    Other                                                                       82                  383
                                                                        ----------             --------

    Total                                                               $ (326,286)            $101,094
                                                                        ==========             ========

(Loss) Income before income taxes, minority interest and
  extraordinary items
    Insurance Operations                                                $      800             $  3,090
    Corporate Risk Management
               Captive Operations                                            2,356                1,857
               IPC Operations                                               (2,571)               3,441
    Financial Services                                                         546                2,634
    Specialty Brokerage                                                      1,108                1,069
    Net investment income (2)                                             (376,767)                 876
    Other (3)                                                              (11,980)                (579)
                                                                        ----------             --------

    Total                                                               $ (386,508)            $ 12,388
                                                                        ==========             ========

The subsidiaries' accounting records do not capture information by reporting segment sufficient to determine identifiable assets by such reporting segments.

  (1)  Net of realized capital gains and losses.
  (2)  Net of realized capital gains and losses and interest expense.
  (3) Includes corporate expenses in 2002. These expenses were previously allocated to each business segment.
  (4) Certain of the prior year figures have been reclassified to conform with the current year's presentation.

                  MUTUAL RISK MANAGEMENT LTD. AND SUBSIDIARIES
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

4.     EARNINGS PER COMMON SHARE

     The following table sets forth the computation of basic and diluted earnings per common share.

(in thousands, except shares and earnings per share)                                 Quarter Ended March 31,
                                                                                         2002                  2001
Numerator

(Loss) Income before extraordinary loss                                              $    (390,688)        $      11,463
Extraordinary loss on non-renewal of Letter of Credit facility                              (1,600)                    -
                                                                                     -------------         -------------
Net (loss) income                                                                         (392,288)               11,463
                                                                                     -------------         -------------

Numerator for basic earnings per common share -
Net (loss) income available to common shareholders                                        (392,288)               11,463
Numerator for diluted earnings per common share -
  Net (loss)  income available to common shareholders after assumed
  Conversions                                                                        $    (392,288)        $      11,463
                                                                                     =============         =============


Denominator

Denominator for basic earnings per common share -
Weighted average shares                                                                 41,770,484            41,618,331
Effect of dilutive securities:
Stock options                                                                                    -                 1,495
Denominator for diluted earnings per common share -
Adjusted weighted average shares and assumed conversions                                41,770,484 (a)        41,619,826 (b)
                                                                                     =============         =============

Basic earnings per common share
(Loss) Income before extraordinary loss                                              $       (9.35)        $        0.28
Extraordinary loss on extinguishment of debt, net of tax                             $       (0.04)        $           -
                                                                                     -------------         -------------
Basic earnings per common share                                                      $       (9.39)        $        0.28
                                                                                     =============         =============

Diluted earnings per common share
(Loss) Income before extraordinary loss                                              $      $(9.35)        $        0.28
Extraordinary loss on extinguishment of debt, net of tax                             $      $(0.04)        $           -
                                                                                     -------------         -------------
Diluted earnings per common share                                                    $       (9.39)        $        0.28
                                                                                     =============         =============


(a) Excludes the conversion of 9 3/8% debentures, zero coupon debentures, warrants, options and convertible loan which have an anti-dilutive effect.
(b) Excludes the zero coupon debentures and convertible loan which have an anti-dilutive effect.

                  MUTUAL RISK MANAGEMENT LTD. AND SUBSIDIARIES
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

5.   SALE OF HEMISPHERE MANAGEMENT LIMITED

     On March 21, 2002, the Company completed the sale of its fund administration business, principally Hemisphere Management Ltd. The proceeds of the sale amounted to approximately $114.6 million, with a gain on sale of approximately $97 million after taxes and expenses. The cash flow impact was to increase the Company's cash by approximately $107.2 million in the quarter. The proceeds after expenses have been used to repay indebtedness. This business had fee income of $8.3 million and net income of $1.0 million in the first quarter of 2002, which is included in the consolidated statement of income.

6.   THE LEGION COMPANIES

     On March 28, 2002, the Commonwealth Court of Pennsylvania entered an Order of Rehabilitation placing Legion Insurance Company and Villanova Insurance Company in rehabilitation, effective April 1, 2002. Similarly, on April 3, 2002, the Illinois Court entered an Order of Conservation placing Legion Indemnity in conservation. The Legion Companies consented to these Orders and waived any rights to hearings before the Insurance Commissioner or the Commonwealth Court. The insurance companies were placed in rehabilitation due to cash flow issues arising as a result of the ratings downgrade and concerns regarding the timely collection of reinsurance.

     On August 28 and 29, 2002, the Insurance Commissioner of Pennsylvania filed petitions to liquidate Legion Insurance Company and Villanova Insurance Company. Similarly, on September 10, 2002, the Illinois Insurance Department filed a motion to liquidate Legion Indemnity Company. Court hearings on this motion have been held but no decisions have been made.

     The Company's investment in the Legion Companies and their subsidiaries has been accounted for using the cost method and the carrying values have been written down to Nil due to uncertainty as to whether the companies will emerge from rehabilitation and conservation.

7.   SUBSEQUENT EVENTS

     On June 24, 2002, the Company completed the sale of the assets of Captive Resources LLC, a manager of group captive insurance companies. The proceeds of the sale, which will amount to approximately $26.3 million after taxes and expenses, are being held by the Company in a separate account and will be used to repay the Company's senior creditors.

     Due to the rehabilitation, and subsequent liquidation petitions, of the Legion Companies, the Company had been seeking one or more replacement insurance companies to issue policies in connection with our Corporate Risk Management business. However, the Company was unsuccessful in obtaining such replacement insurance companies and the "rent-a-captive" operations have effectively gone into run-off. As a result, the Company's marketing division, CRS Services Inc., was closed down effective June 28, 2002.

     The Company's offshore investment companies (the "IPC Companies") have provided letters of credit to the Legion Companies as security for the obligations of those companies under reinsurance arrangements with the Legion Companies. These letters of credit are collateralized by cash, investments and letters of credit provided to the IPC Companies. The providers of the letter of credit facility declined to renew the facility and effective July 11, 2002, the letter of credit facility will be replaced by trust arrangements in favor of the Legion Companies. The trusts will be funded by the collateral that previously supported the letter of credit facility.

8.   LEGION COMPANIES DECONSOLIDATION

Income Statement

     Due to the events described in Note 6, the results of the Legion Companies have not been consolidated in the statement of (loss) income and comprehensive income for the quarter ended March 31, 2002. Management feels that by doing so, the results as reported for the quarter ended March 31, 2002, more truly reflect the ongoing operations of the Company.

Balance Sheet

     The Legion Companies balance sheets have not been consolidated as at March 31, 2002 as due to the rehabilitation and conservation, the Company no longer exercises operational control.

Cash Flow Statement

     The cash flow statement for the quarter ended March 31, 2002 has been prepared excluding detail relating to the Legion Companies. The effect of the deconsolidation was to reduce the Company's cash balance by $156 million, being the cash at the Legion Companies as at December 31, 2001.